                                                                    Exhibit 10.2



                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement (the "Agreement") is made and entered as of this __ day of October, 2000 by and between ImaginOn, Inc., a corporation organized under the laws of Delaware, USA (the "Company"), and the "Investors" named in that certain Purchase Agreement of even date herewith by and between the Company and the Investors (the "Purchase Agreement").

          The parties hereby agree as follows:

          1.  Certain Definitions
              -------------------

               As used in this Agreement, the following terms shall have the following meanings:

               "Common Stock" shall mean the Company's shares of Common Stock,
                ------------
par value $0.01 per share.

          "Investors" shall mean the purchasers identified in the Purchase
           ---------
Agreement and any affiliate of any Investor who is a subsequent holder of any Preferred Stock, Conversion Shares or other Registrable Securities.

          "Preferred Stock" shall mean shares of the Company's Series G 8%
           ---------------
Convertible Preferred Stock, par value $0.01 per share issued to the Investors pursuant to the Purchase Agreement.

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Register," "registered" and "registration" refer to a registration
           --------    ----------       ------------
made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" shall mean the shares of Common Stock issued
           ----------------------
and issuable to the Investors upon the conversion of the Preferred Stock and any securities issued with respect to, or in exchange for, such securities.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement and amendments and supplements to such

Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               "SEC" means the U.S. Securities and Exchange Commission.
                ---

               "1933 Act" means the Securities Act of 1933, as amended, and the
                --------
rules and regulations promulgated thereunder.

               "1934 Act" means the Securities Exchange Act of 1934, as amended,
                --------
and the rules and regulations promulgated thereunder.

               Other capitalized terms used herein but not defined herein shall have the meaning provided therefor in the Purchase Agreement.

          2.  Registration.
              ------------

               (a) Registration Statement.  Promptly following the closing of
                   ----------------------
the first sale of the Preferred Stock contemplated by the Purchase Agreement (the "Closing Date") (but no later than 30 days after the first Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 covering the resale of the Registrable Securities. Such Registration Statement shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities (but in no way less than 200% of the aggregate number of shares into which the Preferred Stock and all dividends would be converted into at time of filing).

               If at any time (an "Increased Registered Shares Date"), the number of shares of Common Stock represented by the Registrable Shares, issued or to be issued as contemplated by the Agreements, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (X) amend the relevant Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register two hundred percent (200%) of such Registrable Shares, computed as contemplated above, or (Y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 or other appropriate registration statement form (an "Additional Registration Statement") to register two hundred percent (200%) of the shares of Common Stock represented by the Registrable Shares, computed as contemplated above, that exceed the aggregate number of shares of Common Stock already registered. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (a "Required Effective Date") which is no later than (Q) with respect to a Registration Statement within the first portion of
Section 2(a), the Required Effective Date contemplated by the immediately preceding subparagraph and (R) with respect to an Additional Registration Statement, the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) forty-five(45) days after the Increased Registered Shares Date.

          No securities shall be included in the Registration Statement without the consent of the Investors other than the Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to (and subject to the approval of) the Investors and their counsel prior to its filing or other submission which approval shall not be unreasonably withheld or delayed.

          (b) Expenses.  The Company will pay all expenses associated with the
              --------
registration, excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

          (c)  Effectiveness.
               -------------

                    (i) The Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable. If (A) the Registration Statement is not declared effective by the SEC within 120 days following the first Closing Date (or 150 days following the first Closing Date in the case of a registration statement which is subject to a full SEC review) (the "Registration Date"), or (B) after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement for any reason but except as excused pursuant to subparagraph (ii) below, then the Company will make payments to each Investor, as damages and not as a penalty, for any 30 day period or portion thereof following the Registration Date during which any of the events described in (A) or (B) above occurs and is continuing (the "Blackout Period") in an amount equal to 2% of the aggregate Purchase Price, as that term is defined in the Purchase Agreement, paid by such Investor to the Company on the Closing Date for the first 30 days and 3% of the aggregate Purchase Price for each subsequent 30 days or portion thereof. The amounts payable as damages pursuant to this paragraph shall be payable in lawful money of the United States and shall be paid to the Investors monthly without requiring demand therefor following the commencement of the Blackout Period until the termination of the Blackout Period. The remedies set forth in this section are not intended to be exclusive, and shall be in addition to any other remedies available at law or equity. Amounts payable as damages hereunder shall cease upon expiration of the Registration Period, as defined in
Section 3(a) below. If any amount due hereunder is not paid within ten Trading Days of its due date, the Conversion Price of the Preferred Stock shall immediately and automatically adjust to $0.25. In addition, if any amount due hereunder is not paid within ten Trading Days of its due date, the Investors shall have the option of requiring the Company to redeem all or a portion of the Preferred Stock, within five days of notice of such election, at a redemption price of 125% of the Purchase Price, plus accrued but unpaid dividends. The duration of the MFN Period provided for in the Purchase Agreement will be extended by the number of days of any Blackout Period.

                    (ii) The Company may suspend effectiveness of any registration contemplated by this Section on one occasion for a period of not more than fifteen (15) days if the Company shall deliver to the Investors a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would (A) be seriously detrimental to the business of the Company for such registration to be effected or remain effective at such time, (B) interfere with any proposed or pending material corporate transaction involving the Company or any of its subsidiaries, or (C) result in any premature disclosure thereof. In such a case, the Company shall not disclose to the Investors any facts or circumstances constituting material non-public information, without the prior written consent of Investors. The duration of the MFN Period provided for in the Purchase Agreement will be extended by the number of days of any termination or suspension of the effectiveness of any registration contemplated by this Section.

                    (d)  Underwritten Offering.  If any offering pursuant to a
                         ---------------------
Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be
reasonably satisfactory to the Company.   The fees and costs of any investment
banker selected by the Investors shall be paid by the Investors.


          3.  Company Obligations.  The Company will use its best efforts to
              -------------------
effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

               (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or until such time as they become eligible for distribution pursuant to Rule 144(k), or any successor provision thereof, under the 1933 Act (the "Registration Period");

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities; provided that, at a time reasonably prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Investors copies of all documents proposed to be filed, which documents will be subject to the comments of the Investors;

               (c) permit a single firm of counsel designated by the Investors to review the Registration Statement and all amendments and supplements thereto no fewer than ten (10) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

               (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, (but in no event more than one day following such event) one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC or oral comments regarding the plan of distribution, the selling securityholders described in the Registration Statement, the terms of the securities or when the Company can request effectiveness of the Registration Statement without filing a pre-effective amendment thereto, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and the Company will inform the Investors when the SEC notifies the Company if there will be a "review" and when the SEC has no more comments and
(ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                    (e) if the Investors select underwriters for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                    (f) at the request of the Investors, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investors and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the Investors;

                    (g) make reasonable effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment but in no even shall such suspension continue for more then twenty days

                    (h) furnish to each Investor at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules by courier pursuant to the notice requirements of Section 7.6 of the Purchase Agreement;

                    (i) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of all U.S. jurisdictions and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided the Company shall not be required to provide a general consent to the service of process in any jurisdiction in which its business or operations does not otherwise require such consent;

                    (j) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed and to arrange for at least two market makers to register with the NASD;

                    (k) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                    (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

          4.  Obligations of the Investors.
              ----------------------------

                    (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities, that each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities, as applicable, held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

                    (b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

                    (c) If the Investors determine to engage the services of an underwriter, the Investors agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                    (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering the Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective, such suspension period shall not continue for more than two 20 day periods in any twelve months with at least 10 business days intervals between each suspension. If directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                    (e) No Investor may participate in any underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

          5.  Indemnification.
              ---------------

                    (a) Indemnification by Company.  The Company agrees to
                        --------------------------
indemnify and hold harmless, to the fullest extent permitted by law the Investors, each of their officers, directors, partners and employees and each person who controls the Investors (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such Investors, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (b) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been delivered to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

                    (b) Indemnification by Holder of Registrable Securities.  In
                        ---------------------------------------------------
connection with any registration pursuant to the terms of this Agreement, each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting solely from any written information furnished to the Company by the Investor, including, but not limited to, the written information furnished by the Investor pursuant to Section 4(a) of this Agreement.


                    (c) Conduct of Indemnification Proceedings.  Any person
                        --------------------------------------
entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any
                                                          --------
person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as
--------  -------
provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                    (d) Contribution.  If for any reason the indemnification
                        ------------
provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

          6.  Miscellaneous.
              -------------

                    (a) Amendments and Waivers.  This Agreement may be amended
                        ----------------------
only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor.

                    (b) Notices.  All notices and other communications provided
                        -------
for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

                    (c) Assignments and Transfers by Investors.  This Agreement
                        --------------------------------------
and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. The Investors may make such assignment or transfer to any transferee or assignee of any Preferred Stock, Conversion Shares or Registrable Securities, provided, that (i) such transfer is made expressly subject to this Agreement
--------
and the transferee agrees in writing to be bound by the terms and conditions hereof, and (ii) the Company is provided with written notice of such assignment.

                    (d) Assignments and Transfers by the Company.  This
                        ----------------------------------------
Agreement may not be assigned by the Company without the prior written consent of each Investor, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

                    (e) Benefits of the Agreement.  The terms and conditions of
                        -------------------------
this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                    (f) Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (g) Titles and Subtitles.  The titles and subtitles used in
                        --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                    (h) Severability.  If one or more provisions of this
                        ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                    (i) Further Assurances.  The parties shall execute and
                        ------------------
deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                    (j) Entire Agreement.  This Agreement is intended by the
                        ----------------
parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                    (k) Applicable Law.  This Agreement shall be governed by,
                        --------------
and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



The Company:                                 IMAGINON, INC.


                                             By:_________________________
                                             Name:
                                             Title:



The Investors:

                                             By:_________________________
                                             Name:
                                             Title:



                                             By:_________________________
                                             Name:
                                             Title: